UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2026

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EDAP TMS SA

(Exact name of registrant as specified in its charter)

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France	000-29374	98-1644844
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Parc d’Activites la Poudrette-Lamartine
4/6, rue du Dauphiné
Vaulx-en-Velin, France 69120
(Address of Principal Executive Offices) (Zip Code)

(+33) 47-215-3150
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one Ordinary Share (Ordinary Shares, nominal value €0.13 per share)	EDAP	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously announced, on October 17, 2025, EDAP TMS S.A. (the “Company”) entered into a credit facility agreement (the “Finance Contract”) with the European Investment Bank (“EIB”), establishing three tranches of potential financing in an aggregate principal amount of up to €36.0 million, subject to certain conditions precedent. Pursuant to the Finance Contract, the Company has satisfied the conditions to draw €12.0 million in the second tranche of the term loan facility (“Tranche B”). The Tranche B borrowings were requested on April 1, 2026 and are expected to be disbursed by EIB in late April 2026. The Tranche B borrowings will mature five years from the disbursement date and interest on the Tranche B borrowings shall be payable on the maturity date of the Tranche B borrowings.

In connection with the Tranche B borrowings, pursuant to the warrant agreement (the “Warrant Agreement”) with EIB, dated October 17, 2025, on April 1, 2026, the Company issued to EIB 1,116,244 Tranche B warrants (the “Tranche B Warrants”) to purchase up to 1,116,244 ordinary shares, nominal value €0.13 per share. The Strike Price (as defined in the Warrant Agreement) per ordinary share issuable upon exercise of the Tranche B Warrants is €3.23.

Except as disclosed herein, the terms and conditions of the Finance Contract and the Tranche B Warrants are as disclosed in our Form 6-K filed with the U.S. Securities and Exchange Commission on October 20, 2025.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure regarding the Tranche B Warrants as set forth under Item 2.03 of this report is incorporated by reference under this Item 3.02.

The securities described above under Item 2.03 have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). The Company relied on the exemption from the registration requirements of the Securities Act by virtue of Section 4(a)(2) thereof on the basis that the transaction did not involve a public offering.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2026	EDAP TMS S.A.

/s/ Sanket Shah
Sanket Shah
General Counsel and Corporate Secretary